U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 18, 2003



                                 PETROGEN CORP.
                     formerly known as Hadro Resources, Inc.
         ---------------------------------------------------------------
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                     NEVADA
               ---------------------------------------------------
              (State or other Jurisdiction as Specified in Charter)



        00-25579                                        87-0571853
 ----------------------                      ----------------------------------
(Commission file number)                    (I.R.S. Employer Identification No.)



                          435 Martin Street, Suite 2000
                            Blaine, Washington 98230
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 (360) 332-1164
                            -------------------------
                           (Issuer's telephone number)

Item 1. Changes in Control of Registrant

     As of the date of this Report, the Board of Directors of Petrogen Corp., a Nevada corporation and formerly known as "Hadro Resources, Inc." (the "Company"), has commenced the closing of the acquisition of Petrogen, Inc., a Colorado corporation ("Petrogen"). On October 11, 2002, to be effective February 12, 2003, Hadro Resources, Inc. (now known as Petrogen Corp.), the shareholders of Petrogen (the "Petrogen Shareholders") and Petrogen entered into a share exchange agreement (the "Agreement").

     Based upon review of a wide variety of factors considered in connection with its evaluation of the Agreement, the Board of Directors of the Company believed that consummation of the Agreement would be fair to and in the best interests of the Company and its shareholders. On October 9, 2002, the Board of Directors approved and authorized execution of the Agreement. The Board of Directors further authorized and directed the filing with the Securities and Exchange Commission and subsequent distribution to ten or less shareholders of the Company who held of record as of November 30, 2002 at least a majority of the issued and outstanding shares of Common Stock, an Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, for approval of certain corporate actions.

     On February 6, 2003, a Written Consent of Shareholders of the Company was executed pursuant to which the shareholders (i) approved the Agreement, the related conversion of any proposed loans to equity interest by the Company in Petrogen, and the resulting change in control of the Company upon completion of the Agreement; (ii) approved an amendment to the Articles of Incorporation of the Company to effectuate a name change of the Company to "Petrogen Corp." upon the completion of the Agreement; (iii) approved the sale of substantially all of the remaining assets of the Company consequent upon completion of the Agreement (the proposed "Purchase and Sale Agreement"); (iv) authorized the Board of Directors to effect a reverse stock split of one-for-twenty (the "Reverse Stock Split") of the Company's outstanding Common Stock, depending upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and its shareholders; (v) approved a stock option plan for key personnel of the Company (the "Stock Option Plan"); and (vi) ratified the selection of LaBonte & Co. as independent public accountants for the Company for the fiscal year ending December 31, 2002.

     In accordance with the terms of the Agreement, the sole business operations of the Company will be as an energy company specializing in the development of domestic energy. Pursuant to the terms of the Agreement, the Company's name has been changed to "Petrogen Corp." and, effective February 12, 2003, the Company's trading symbol under the OTC Bulletin Board for its shares of Common Stock has been changed to "PTGC".

The Agreement

     Pursuant to the terms of the Agreement, the Company is in the process of acquiring from the Petrogen Shareholders up to one hundred percent (100%) of the issued and outstanding shares of common stock of Petrogen. The terms of the Agreement require the Company to: (i) issue up to 7,000,000 post-Reverse Stock Split shares of its restricted Common Stock to the Petrogen Shareholders in proportion to their respective holdings in Petrogen; (ii) grant up to 2,000,000 post-Reverse Stock Split stock options to replace all stock options presently outstanding in Petrogen; (iii) grant up to 167,189 post-Reverse Stock Split common stock purchase warrants to replace all common stock purchase warrants presently outstanding in Petrogen; (iv) issue 300,000 post-Reverse Stock Split shares of its restricted Common Stock as a finder's fee; and (v) dispose of the Company's wholly-owned subsidiary, Oakhills Energy Inc.

     As of the date of this Report, the Company has issued an aggregate of 7,300,000 shares of its restricted Common Stock. Certain common stock purchase warrants (the "Warrant(s)") aggregating 167,189 have been granted in accordance with the terms and provisions of warrant agreements pursuant to which the holder thereof has the right to convert such Warrant into shares of restricted common stock on a one-to-one basis as follows: (i) 7,430 Warrants exercisable at the rate of $1.20 per share expiring December 20, 2003; (ii) 14,822 Warrants exercisable at the rate of $0.40 per share expiring October 29, 2004; (iii) 11,857 Warrants exercisable at the rate of $0.50 per share until June 22, 2003 and thereafter at the rate of $0.80 per share expiring on June 22, 2004; (iv) 18,972 Warrants exercisable at the rate of $0.50 per share until August 9, 2003 and thereafter at the rate of $0.80 per share expiring August 9, 2004; (v) 59,286 Warrants exercisable at the rate of $0.40 per share expiring November 13, 2004; and (vi) 14,822 Warrants exercisable at the rate of $0.40 per share expiring November 14, 2004. As of the date of this Report, 167,189 Warrants have been granted and are outstanding. As granted, the 167,189 Warrants may be converted into 167,189 shares of common stock. See "Change in Control of Registrant" below.

     Voluntary Pooling Agreement

     The Company and Petrogen desire to provide for and maintain an orderly trading market and stable price for the Company's shares of Common Stock. Therefore, the Company and the Petrogen Shareholders, representing up to an aggregate of 7,000,000 post-Reverse Stock Split shares of Common Stock (the "Pooled Shares") entered into a voluntary pooling agreement, dated February 12, 2003 (the "Pooling Agreement"). Pursuant to the terms and provisions of the Pooling Agreement, the Pooled Shares will not be traded and will become available for trading and released and sold in the following manner: (i) an initial ten percent (10%) of the Pooled Shares will be released to the Pooled Shareholders on the date which is one calendar year from the closing date of the Agreement (the "First Release Date"); and (ii) a further ten percent (10%) will be released to the Pooled Shareholders on each of the dates which are every three (3) calendar months from the First Release Date in accordance with each Pooled Shareholder's respective shareholdings.

     Secured and Convertible Loan Agreement

     As a condition to entering into and in accordance with the Agreement, the Company agreed to advance to Petrogen the aggregate principal sum of not less than $250,000 within five (5) business days of raising a minimum of $250,000. As of the date of this Report, the Company has received subscriptions for $150,000 in funding and has advanced an aggregate sum of $150,000 to Petrogen.

     In accordance with the loan made to Petrogen, the principal loan sum amount bears interest accruing at the rate of ten percent (10%) per annum, and is secured pursuant to a senior fixed and floating charge on all of the assets of Petrogen (the "Loan Agreement").

     Pursuant to the terms and provisions of the Loan Agreement, Petrogen further agreed that the aggregate principal loan sum amount will be repaid to the Company on or before the day which is ninety (90) calendar days from the earlier of one (1) year from the execution date of the Loan Agreement or the date upon which the Company's proposed purchase of all of the issued and outstanding shares of Petrogen under the terms of the Agreement terminates for any reason whatsoever (the "Final Payment Date"). It is further agreed that Petrogen will have the right to prepay and redeem any portion of the aggregate principal loan sum amount and accrued interest due and owing to the Company in whole or in part prior to the Final Payment Date by providing the Company with not less than thirty (30) calendar day's prior written notice (the "Right of Redemption"). As a result of the Closing, the loan will become an intercompany account between parent and subsidiary.

     Purchase and Sale Agreement

     Pursuant to the terms of the Agreement, the Company agreed to authorize the sale of substantially all of the assets of the Company. On February 12, 2003, the Company, Oakhills Energy Inc., the Company's wholly-owned subsidiary ("Oakhills"), and Newport Capital Corporation, a Belize corporation carrying on business in London, England ("Newport") entered into a purchase and sale agreement (the "Purchase and Sale Agreement"). Pursuant to the terms and provisions of the Purchase and Sale Agreement: (i) the Company agreed to sell and transfer to Newport all of the capital stock of Oakhills held by the Company; (ii) the Company agreed to convey to Newport the Company's current interest in four wells owned by Oakhills, subject to certain assignments currently in place with the Bank N.A. of Oklahoma; and (iii) Newport acknowledges the existence of certain liabilities of Oakhills in the approximate amount of $437,752.00.

     The Board of Directors of the Company agreed to enter into the Purchase and Sale Agreement principally because of its analysis of the existing corporate structure of the Company and its subsidiary. The Board of Directors reviewed the terms of the Purchase and Sale Agreement, as well as the future direction of the Company, including the acquisition of Petrogen. Management of the Company determined that the Company's financial condition was declining as a result of the operational activities of its wholly-owned subsidiary, Oakhills, and the resulting inability of the Company to achieve net positive cash flows from Oakhill's operations or borrow or raise funds for subsidiary operations that would be required for its working capital and capital expenditures for the remainder of 2003. Management further determined that the sale of Oakhills would allow the Company to streamline existing operations and better provide for the acquisition and operation of Petrogen.

     Consulting Services Agreement

     Pursuant to the terms and provisions of the Agreement, the Company and Investor Communications International, Inc., a Washington corporation ("ICI") entered into a consulting services agreement dated February 12, 2003 (the "Consulting Services Agreement"), a copy of which is attached hereto as an exhibit. Pursuant to the provisions of the Consulting Services Agreement: (i) ICI will provide to the Company such finance and general managerial services as may be determined by the Board of Directors, from time to time, and in its sole and absolute discretion, in order to develop the various business interests of the Company in the energy industry, including the oil and gas interest; and (ii) the Company will pay to ICI a fee commensurate with the services provided by ICI on a monthly basis, but not to exceed $10,000.00 monthly. Mr. Grant Atkins, a director of the Company, is employed by ICI and part of the management team provided by ICI to the Company, and may derive remuneration from ICI for such services rendered to the Company.

Petrogen, Inc.

     Petrogen Inc. ("Petrogen") is an emerging energy company specializing in the development of domestic energy. Petrogen has operations based in Houston, Texas, and has been committed to developing into a leading independent oil and gas competitor through systematically expanding operations, increasing yearly revenues and consistently booking new reserves without risking the stability of operations or shareholder value.

     Pursuant to the terms and provisions of the Agreement, the Company's resulting business will be comprised of a one hundred percent (100%) registered and beneficial working interest in and to all of Petrogen's business assets, which shall include all of the then business assets of Petrogen's affiliated company, Petrogen International Ltd. ("Petrogen Ltd."). Petrogen Ltd. shall retain, at all times, a ten percent (10%) net revenue (carried) interest in and to such business assets together with the right, as operator in respect of such business assets, to charge an administrative fee of ten percent (10%) of project costs for all development expenditures incurred in connection therewith. Development expenditures are defined as those costs incurred in the normal course of business in the oil and gas industry, which would include, but are not limited to, the costs incurred in the processes of exploring upon and/or developing oil and gas leases, operations and administrative expenses, work over expenses, recompletion and completion expenses, specialists and consultants fees, environmental protection costs, clean-up costs, etc.

     During the past year, management of the Company believes that Petrogen has assembled a group of highly qualified professionals from the oil and gas industry who possess major international energy company and independent operator expertise. This team of professionals has an acute understanding in assessing highly viable prospect opportunities and the ability to negotiate favorable project agreements that present high possible upside potential to the Company.

     It is anticipated that the Company's and Petrogen's immediate efforts will be focused on placing the numerous shut-in gas wells located on its properties in the states of Texas, Mississippi and Wyoming back into production, and to immediately implement additional development operations on these same properties with the commencement of drilling new wells into proven undeveloped reserves.

     Petrogen is also currently working in collaboration to complete the acquisition of four additional property opportunities that fall within the same criteria of providing immediate proven developed revenue stream potential and undeveloped reserve upside. The Company and Petrogen plan to commence a major development initiative upon its Texas Gulf Coast property, Hawes Field, in the spring of 2003, under which planned drilling of several new wells to place back into production an approximate gross natural gas reserve of 12.8 BCFG.

     The Company and Petrogen plan to continue building and increasing a strategic base of proven reserves and production opportunities that represent outstanding growth opportunity for the Company and its stakeholders over the immediate, near and long term.

Stock Option Plan

     On October 9, 2002, the Board of Directors of the Company unanimously approved and adopted a stock option plan (the "Stock Option Plan"), a copy of which is attached hereto as an exhibit. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by affording key personnel of the Company an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Pursuant to the provisions of the Stock Option Plan, stock options (the "Stock Options") will be granted only to key personnel of the Company, generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts the Company may rely including any director, officer, employee or consultant of the Company.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, which shall determine (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each option, the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of ten (10) years or whether the Stock Option shall be exercisable in installments or by vesting only. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of common stock of the Company, not to presently exceed 2,000,000 shares (post-Reverse Stock Split) as at the date of adoption by the Board of Directors of the Stock Option Plan. At the time a Stock Option is granted under the Stock Option Plan the Board of Directors shall fix and determine the exercise price at which shares of common stock of the Company may be acquired; provided, however, that any such exercise price shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company.

     In the event an optionee who is a director or officer of the Company ceases to serve in that position, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) calendar days after the effective date that his position ceases, and after such 90-day period any unexercised Stock Option shall expire. In the event an optionee who is an employee or consultant of the Company ceases to be employed by the Company, any Stock Option held by such optionee generally may be exercisable within up to sixty (60) calendar days (or up to thirty (30) calendar days where the optionee provided only investor relations services to the Company) after the effective date that his employment ceases, and after such 60- or 30-day period any unexercised Stock Option shall expire.

     No Stock Options granted under the Stock Option Plan will be transferable by the optionee, and each Stock Option will be exercisable during the lifetime of the optionee subject to the option period of ten (10) years or limitations described above. Any Stock Option held by an optionee at the time of his death may be exercised by his estate within one (1) year of his death or such longer period as the Board of Directors may determine.

     The exercise price of a Stock Option granted pursuant to the Stock Option Plan shall be paid in cash or certified funds upon exercise of the option.

     Incentive Stock Options

     The Stock Option Plan further provides that, subject to the provisions of the Stock Option Plan and prior shareholder approval, the Board of Directors may grant to any key personnel of the Company who is an employee eligible to receive options one or more incentive stock options to purchase the number of shares of Common Stock allotted by the Board of Directors (the "Incentive Stock Options"). The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than fair market value of a share of Common Stock on the date of grant of the Incentive Stock Option. In accordance with the terms of the Stock Option Plan, "fair market value" of the Incentive Stock Option as of any date shall not be less than the closing price for the shares of Common Stock on the last trading day preceding the date of grant. The option term of each Incentive Stock Option shall be determined by the Board of Directors, which shall not commence sooner than from the date of grant and shall terminate no later than ten (10) years from the date of grant of the Incentive Stock Option, subject to possible early termination as described above.

     Pursuant to the terms and provisions of the Agreement, it is anticipated that the Company will cause to be filed with the Securities and Exchange Commission a registration statement on "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans". It is intended that the S-8 registration statement will become effective registering Stock Options under the Stock Option Plan in the amount of 2,000,000 shares at $0.50 per share. Upon approval by the shareholders of the Stock Option Plan pursuant to the Written Consent, the Board of Directors are authorized, without further shareholder approval, to grant such options from time to time to acquire up to an aggregate of 2,000,000 shares of the Company's restricted Common Stock.

     As of the date of this Report, the Company has granted 1,000,000 post-Reverse Stock Split stock options to ICI or its designates, and an additional 1,000,000 post-Reverse Stock Split stock options have been granted to optionees, which were exchanged for existing stock options in Petrogen.

Appointment of Directors and Election of Officers

     Pursuant to the terms of the Agreement, the Board of Directors of the Company has subsequently nominated and elected an additional two persons effective February 12, 2003 to serve as directors of the Company until the next annual meeting of the Company's shareholders or until their successor has been elected and qualified. Pursuant to the terms of the Agreement, the Board of Directors of the Company has also nominated and elected certain individuals as officers of the Company effective February 12, 2003. As of the date of this Report, the directors and officers of the Company are as follows:

Name                        Age             Position with the Company
----                        ---             -------------------------

Sacha H. Spindler           41              President/Chief Executive Officer,
                                            Chairman of the Board and Director

L. William Kerrigan         47              Executive Vice President/Chief
                                            Financial Officer/Secretary
                                            and Director

Grant Atkins                42              Director

     SACHA H. SPINDLER is the President/Chief Executive Officer, Chairman of the Board and a director of the Company. Mr. Spindler previously was the president, chief executive officer and a director of Petrogen. Mr. Spindler, as a co-founder of Petrogen, has developed an entrepreneurial expertise that has spanned over 21 years through his having started and operated several successful business ventures, as well as providing supervisory, management and corporate development expertise as a consultant to numerous companies and non-profit organizations over the past 15 years. Mr. Spindler possesses in-depth knowledge of the equity markets and investment industry, as well as a strong fundamental background in the daily responsibilities of corporate operations. During the past six years, Mr. Spindler has developed an in-depth knowledge and understanding of the oil and gas business in the areas of finance, structure, negotiations and prospect leveragability coupled with a fundamentally streamlined approach in the day to day operations of the business. Through his operational acumen and international finance affiliations, Mr. Spindler brings a wealth of knowledge and influence to the Company as its President and Chief Executive Officer, ensuring a long-term vision of creating value through focused commitment and responsible company building methodologies.

     L. WILLIAM KERRIGAN is the Executive Vice President, Chief Financial Officer, Secretary and a director of the Company. Mr. Kerrigan previously was the executive vice president, chief operating officer and a director of Petrogen. Mr. Kerrigan, a Petrogen co-founder, received his degree as an Exploration Geologist from the University in Tennessee. He provides the Company with a broad and practical knowledge of the oil and gas business in North America and Central & South America, and has developed strong affiliations throughout the entire industry. Through his over twenty years in the industry as a geologist and operator, Mr. Kerrigan has specialized in the day-to-day hands-on operations in the oil and gas field. He has been involved in oil and gas drilling and production from Wyoming to Florida during the span of his career, resulting in numerous discoveries. Additionally, he has gained an acute ability in the development and expansion of existing production utilizing extremely cost-effective methods resulting in highly optimized operations. Mr. Kerrigan completed the detailed regional study of the Mississippian Age Strata of the Cumberland Plateau of Northeast Tennessee and has provided geologic consulting services and expertise on an international level to oil and gas companies in Ireland, Norway and throughout the United States; some of his clients include DuPont, Rice Services, and Eastern Natural Gas.

     GRANT ATKINS is a director of the Company and had been the president, secretary, treasurer and a director of the Company since December 14, 2000. For the past six years, Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. He has extensive multi-industry experience in the fields of finance, administration and business development. During 1998 and 1999 Mr. Atkins was a consultant through the private management consulting companies of TriStar Financial Services, Inc. and Investor Communications International, Inc. Mr. Atkins is also a member of the board of directors of Intergold Corporation, a publicly traded corporation formerly engaged in the exploration of gold and silver, a member of the board of directors and the president of Vega-Atlantic

Corporation, a publicly traded corporation engaged in the worldwide exploration of oil and gas, gold and other precious metals, and a member of the board of directors of GeneMax Corp., a publicly traded corporation.

Change in Control of Registrant

     (a) The Company had incurred debt in the principal amount of $10,000.00 to Spartan Asset Group, Inc. ("Spartan") pursuant to prior advances made by Spartan to the Company. Therefore, the Company issued a convertible promissory note to Spartan in the aggregate principal amount of $10,000.00 dated September 23, 2002 (the "Spartan Convertible Note"). The terms of the Spartan Convertible Note included an anti-dilution provision which provided Spartan with the right to convert the outstanding debt into a total of 444,444 (post-Reverse Stock Split) shares of restricted Common Stock. As of the date of this Report, Spartan has exercised its conversion right, and the Company has issued 444,444 shares of its restricted Common Stock to Spartan.

     The Company had incurred debt in the principal amount of $11,525.00 to Newport Capital Corp. ("Newport") pursuant to prior advances made by Newport to the Company. Therefore, the Company issued a convertible promissory note to Newport in the aggregate principal amount of $11,525.00 dated September 23, 2002 (the "Newport Convertible Note"). The terms of the Newport Convertible Note included an anti-dilution provision which provided Newport with the right to convert the outstanding debt into a total of 512,222 (post-Reverse Stock Split) shares of restricted Common Stock. As of the date of this Report, Newport has exercised its conversion right, and the Company has issued 512,222 shares of its restricted Common Stock to Newport.

     (b) As a result of the issuance of restricted shares of Common Stock and the grant of common stock purchase warrants pursuant to the Agreement, there was a change in control of the Company.

     The Board of Directors of the Company desire to set forth the names and address, as of the date of this Report, and the approximate number of shares of Common Stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5) of the Company's Common Stock, and the name and shareholdings of each officer and director, and all officers and directors as a group.

     After completion of the issuances of Common Stock as required by the Agreement, management of the Company anticipates that the total estimated capitalization of the Company will be 9,378,251 shares of Common Stock issued and outstanding.

--------------------------------------------------------------------------------
Title of Class    Name and Address of                  Amount and     Percent of
                   Beneficial Owner                  Nature of Class     Class
--------------------------------------------------------------------------------
                                                               (1)(2)
Common Stock      Unit Holdings Ltd.                  2,878,885          29.14%
                  4450 Arapahoe Avenue
                  Boulder, Colorado 80303

                                                               (1)(3)
Common Stock      L. William Kerrigan                 2,300,932          23.77%
                  3130 Caldwell Road
                  Ashland City, Tennessee 37015

                                                               (1)
Common Stock      Petrogen International Ltd.         1,750,000          18.66%
                  3200 Southwest Freeway
                  Suite 3300
                  Houston, Texas 77027

                                                               (1)(4)
Common Stock      Investor Communications             1,289,376          12.42%
                  International, Inc.
                  435 Martin Street, Suite 2000
                  Blaine, Washington 98230

                                                               (5)
Common Stock      All current officers and            5,179,817          50.89%
                   directors as a group (3 persons)
--------------------------------------------------------------------------------

(1)
   These are restricted shares of common stock.

(2)
   Includes the assumption of the exercise of 500,000 incentive stock options into 500,000 shares of Common Stock at $0.50 per share expiring February 12, 2006 pursuant to the terms and provisions of the Stock Option Plan. Mr. Sacha H. Spindler is an initial founding shareholder of Petrogen, and is the sole director/officer and a majority shareholder of Unit Holdings Ltd.

(3)
   Includes the assumption of the exercise of 300,000 incentive stock options into 300,000 shares of Common Stock at $0.50 per share expiring February 12, 2006 pursuant to the terms and provisions of the Stock Option Plan. Mr. L. William Kerrigan is an initial founding shareholder of Petrogen.

(4)
   Includes the assumption of the exercise of 1,000,000 incentive stock options into 1,000,000 shares of Common Stock at $0.50 per share expiring February 12, 2006 pursuant to the terms and provisions of the Stock Option Plan.

(5)
   Includes the assumption of the exercise of 800,000 incentive stock options into 800,000 shares of Common Stock at $0.50 per share expiring February 12, 2006 pursuant to the terms and provisions of the Stock Option Plan.

     There are no arrangements or understanding among the entities and individuals referenced above or their respective associates concerning election of directors or any other matters which may require shareholder approval.

Item 7.   Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired.

              To be Filed.

          (b) Pro Forma Financial Information.

              To Be Filed.

          (c) Exhibits.

              10.1 Consulting Services Agreement between the Company and Investor Communications International, Inc. dated February 12, 2003.

              20.1     Stock Option Plan.

                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            PETROGEN CORP.


Date:  February 18, 2003                    By:  /s/  Sacha H. Spindler
                                               --------------------------------
                                                      Sacha H. Spindler,
                                                      President




     (a) On December 20, 2000, January 30, 2001, and January 31, 2001, Alexander
W. Cox, an individual ("Cox") purchased 100,000 shares, 1,1750,000 shares and 400,000 shares, respectively, of the $0.001 par value common stock (the "Common Stock") of Hadro Resources, Inc., a Nevada corporation (the "Company"). The purchases by Cox resulted in an acquisition of an aggregate 2,250,000 shares of Common Stock which represented approximately 17.2% of the issued and outstanding shares of Common Stock and resulted in a change in control of the Company. The transactions are as follows:

          (i) On December 20, 2000, Sparten Asset Group ("Sparten") sold 100,000 shares of Common Stock to Cox at the closing market value of $1.062 for an aggregate consideration of approximately $106,200. There was no written documentation between the parties involving the sale and purchase of the securities. On December 20, 2000, Sparten held of record 190,000 shares of free trading Common Stock and, therefore, was not deemed an affiliate of Hadro. The 100,000 shares acquired by Cox are free trading.

          (ii) On January 30, 2001, pursuant to a private transaction not involving a public offering, Tri Star Financial Group, Inc. ("Tri Star") sold 1,750,000 shares of restricted Common Stock to Cox at a price of $0.001 per share for an aggregate consideration of approximately $1,750. On January 30, 2001, Tri Star held of record 7,000,000 shares of restricted Common Stock and, therefore, was deemed an affiliate of Hadro. The 1,750,000 shares of Common Stock acquired by Cox are restricted securities. Cox executed a purchase and sale of securities agreement in which Cox acknowledged that the securities had not been registered under the Securities Act of 1933, as amended, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from Hadro's management concerning any and all matters related to the acquisition of securities. No underwriter was involved in the transaction, and no commissions or other remuneration were paid in connection with the sale and purchase of the securities.

         (iii) On January 31, 2001, Rising Sun Capital Corp. ("Rising Sun") sold 400,000 shares of Common Stock to Cox at the closing market value of $0.562 for an aggregate consideration of approximately $224,800. There was no written documentation between the parties involving the sale and purchase of the securities. On January 31, 2001, Rising Sun held of record 490,000 shares of free trading Common Stock and, therefore, was not deemed an affiliate of Hadro. The 400,000 shares of Common Stock acquired by Cox are free trading.

     (b) As a result of the acquisition by Cox of the 2,250,000 shares of Common Stock, which represented approximately 17.2% of the issued and outstanding shares of Common Stock, there was a change in control of the Company. The following table sets forth the name and address, as of the date of this Report, and the approximate number of shares of Common Stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company's Common Stock, and the name and shareholdings of each officers and director, and all officers and directors as a group.


  Title of Class     Name and Address of          Amount and          Percent of
                     Beneficial Owner             Nature of Class       Class
--------------------------------------------------------------------------------
                                                            (1)
Common Stock         Alexander W. Cox             2,350,000             18.0%
                     428 - 755 Burrard Street
                     Vancouver, British Columbia
                     Canada V6Z 1X6 (2)

Common Stock         Tri Star Financial Corp.     5,250,000             40.2%
                     435 Martin Street
                     Suite 2000
                     Blaine, Washington 98320

Common Stock         All officers and directors     250,000             0.02%
                     as a group (3 persons)
--------------------------------------------------------------------------------
   (1)
      Of the 2,350,000 shares of Common Stock held of record by Cox, 600,000 shares are free trading and 1,750,000 shares are restricted.
  (2)
     These are restricted shares of Common Stock.

Items 2, 3, 4, 5, 6 and 8 not applicable.

Item 7. Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired.

            Not Applicable.

        (b) Pro Forma Financial Information.

            Not Applicable.

        (c) Exhibits.

            10.1 Sale and Purchase of Securities Agreement between Tri Star Financial Group, Inc. and Alexander W. Cox dated January 30, 2001.

                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            HADRO RESOURCES, INC.


Date:  March 12, 2001                       By:  /s/  Grant Atkins
                                               --------------------------------
                                                      Grant Atkins, President